UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Date of Report (Date of Earliest Event Reported):
August 11, 2025
Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)

1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of principal executive offices (zip code))

601
-
948-6813
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions (see General Instruction A.2 below):
☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the

Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ

Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.
☐

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
On August 11,

2025, the

board of

directors (the

“Board”) of

Cal-Maine Foods,

Inc. (the

“Company”) increased

the size

of the
Board from seven

to eight directors,

designated the newly

created directorship

as a Class I

directorship, and

appointed Melanie
Boulden

as an

independent

Class I

director,

to

serve

until

the

Company’s

2025

annual meeting

of

stockholders

and until

her
successor

is

duly

elected

and

qualified.

Effective

September

1,

2025,

Ms.

Boulden

will

join

the

Compensation, Audit,

and
Nominating and Corporate Governance Committees.

The Board affirmatively determined that

Ms. Boulden is independent

within
the meaning of Nasdaq’s Listing Standards and meets all applicable requirements to serve on each such committee, including the requirements of Nasdaq and the Securities Exchange Act

of 1934, as amended (the “Exchange

Act”) and the regulations pursuant
thereto.
Ms.

Boulden

will

be

compensated

for

her

services

in

accordance

with

the

Company’s

non-employee

director

compensation
program which provides for an annual fee of $45,000. The fee is paid in quarterly installments, in advance. On August 11, 2025,
Ms. Boulden received

a grant of 938 restricted

stock awards (“RSAs”) under

the Company’s Amended and Restated

Cal-Maine
Foods, Inc. 2012 Omnibus Long-Term Incentive Plan, as amended.

Such RSAs vest 100% on January 14, 2028.
Item 7.01 Regulation FD Disclosure
On August 11, 2025

the Company issued a press

release announcing the appointment of Ms.

Boulden as a Class I

director. A

copy
of the Company’s press release is attached hereto as Exhibit 99.1 to this Current

Report.
On August 11, 2025, the Company issued a press release announcing the appointment of Keira Lombardo as the Company’s first
Chief Strategy Officer. A copy of the Company’s press release is attached hereto as Exhibit 99.2 to this Current Report.
In accordance with

General Instruction B.2

of Form 8-K, the

information in this

Item 7.01 of this

Current Report on Form

8-K,
including Exhibits 99.1 and

99.2 hereto, which are

furnished herewith pursuant to

and relate to this

Item 7.01, shall not

be deemed
"filed" for

purposes of Section

18 of

the Exchange Act, or

otherwise be

subject to the

liabilities of

Section 18

of the Exchange
Act.

The

information

in

this

Item

7.01

of

this

Current

Report

on

Form

8-K

and

Exhibits

99.1

and

99.2

hereto

shall

not

be
incorporated by reference into any filing or other document filed by the Company with the SEC pursuant to the Securities Act of
1933, as

amended, the

rules and

regulations of

the SEC

thereunder, the

Exchange Act, or

the rules

and regulations

of the

SEC
thereunder except as shall be expressly set forth by specific reference to this Form 8-K in such filing or document.
Item 8.01 Other Events
On August 11, 2025,

the Company appointed Keira Lombardo as the Company’s first

Chief Strategy Officer, an executive officer
of the

Company, effective

immediately. Ms.

Lombardo is

a seasoned

food and

agriculture executive

with over

two decades

of
experience

leading transformation and growth across complex, multi-stakeholder food systems.
Item 9.01.

Financial Statements and Exhibits
(d)

Exhibits
Exhibit
Number Description
99.1
Press Release issued by the Company on August 11, 2025 announcing the appointment of Melanie
Boulden as a Class I director
99.2
Press Release issued by the Company on August 11, 2025 announcing the appointment of Keira
Lombardo as the Company's Chief Strategy Officer
104 Cover Page Interactive Data File, (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements for the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.
Date: August 11, 2025
By:

/s/ Max P. Bowman

Max P. Bowman

Director, Vice President, and Chief Financial Officer